EXHIBIT 32.2

                   CERTIFICATION BY DAVID P. WILLIAMS
       PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President and Chief Financial Officer of Chemed Corporation ("Company"), does hereby certify that:

      1) the Company's Quarterly Report of Form 10-Q for the quarter ending September 30, 2007 ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 1, 2007                         /s/ David P. Williams
       ----------------                         ---------------------
                                                David P. Williams
                                                (Vice President and
                                                Chief Financial Officer)

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